                                                                    EXHIBIT 99.2

                                [PLATINUM LOGO]

                          UNDERWRITERS HOLDINGS, LTD.
                              Financial Supplement

                              Financial Information

                             as of December 31, 2004

                                   (UNAUDITED)

  To assist in your understanding of the Company, the following supplement of information concerning Platinum Underwriters Holdings, Ltd. is provided.

This report is for informational purposes only. It should be read in conjunction with documents filed by Platinum Underwriters Holdings, Ltd. with the SEC, including the Company's Annual Report on Form 10-K and Quarterly Report on
                                   Form 10-Q.

      Our Investors Relations Department can be reached at (441) 298-0753.

PLATINUM UNDERWRITERS HOLDINGS, LTD.
OVERVIEW
DECEMBER 31, 2004

ADDRESS:

Platinum Underwriters Holdings, Ltd.
The Belvedere Building
69 Pitts Bay Road
Pembroke HM 08
Bermuda

INVESTOR INFORMATION:

Justin Cressall
Senior Vice President and Treasurer
Tel:  (441) 298-0753
Fax:  (441) 296-0528

WEBSITE:

www.platinumre.com

PUBLICLY TRADED SECURITIES:

Common Shares (NYSE: PTP)

Equity Security Units (NYSE:  PTP PR M)

PLATINUM UNDERWRITERS HOLDINGS, LTD.
TABLE OF CONTENTS
DECEMBER 31, 2004

                           SECTION:                                         PAGE:
Balance Sheet:

a. Condensed Consolidated Balance Sheets                                      3

Income Statement:

a. Consolidated Statements of Income and Comprehensive Income - Summary       4
b. Consolidated Statements of Income and Comprehensive Income - by Quarter    5

Earnings and Book Value Per Share Analysis

a. Computation of Basic and Diluted Earnings Per Share - Summary              6
b. Computation of Basic and Diluted Earnings Per Share - by Quarter           7
c. Fully Converted Book Value Per Share                                       8

Cash Flow Statement:

a. Condensed Statements of Cash Flows - Summary                               9
b. Condensed Statements of Cash Flows - by Quarter                           10

Segment Data:

a. Segment Reporting - Three Month Summary                                   11
b. Segment Reporting - Twelve Month Summary                                  12
c. Property and Marine Segment - by Quarter                                  13
d. Casualty Segment - by Quarter                                             14
e. Finite Risk Segment - by Quarter                                          15

Net Premiums Written Data:

a. Net Premiums Written - Supplemental Information                           16
b. Premiums by Line of Business - Three Month Summary                        17
c. Premiums by Line of Business - Twelve Month Summary                       18

Other Company Data:

a. Company Ratios, Share Data, Ratings                                       19

Investments:

a. Investment Portfolio                                                      20
b. Investment Portfolio - Net Realized Capital Gains (Losses)                21

Loss Reserves:

a. Loss Analysis                                                             22

PLATINUM UNDERWRITERS HOLDINGS, LTD.
CONDENSED CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2004
($ IN THOUSANDS, EXCEPT PER SHARE DATA)

                                               December 31, 2004 September 30, 2004 June 30, 2004 March 31, 2004 December 31, 2003
                                               ----------------- ------------- ------------------ -------------- -----------------
ASSETS
Investments and cash and cash equivalents        $    2,456,868      2,374,310        2,154,389      2,027,093      $ 1,790,509
Receivables                                             580,048        638,463          549,732        643,970          487,441
Accrued investment income                                23,663         26,613           20,707         22,805           17,492
Reinsurance balances (prepaid and recoverable)            4,892          5,176           10,739         17,430           11,231
Deferred acquisition costs                              136,038        142,000          122,146        115,924           79,307
Funds held                                              198,048         85,780           81,262         71,263           65,060
Other assets                                             22,438         21,971           19,055          9,259           34,532
                                                 --------------      ---------        ---------      ---------      -----------
             Total assets                        $    3,421,995      3,294,313        2,958,030      2,907,744      $ 2,485,572
                                                 ==============      =========        =========      =========      ===========
LIABILITIES
Unpaid losses and loss adjustment expenses       $    1,380,955      1,222,364          896,449        835,734      $   736,934
Unearned premiums                                       502,423        537,251          483,773        471,359          305,985
Debt obligations                                        137,500        137,500          137,500        137,500          137,500
Commissions payable                                     181,925        220,902          207,306        228,964          176,310
Other liabilities                                        86,189         87,767           95,310         91,170           61,640
                                                 --------------      ---------        ---------      ---------      -----------
             Total liabilities                        2,288,992      2,205,784        1,820,338      1,764,727        1,418,369

TOTAL SHAREHOLDERS' EQUITY                            1,133,003      1,088,529        1,137,692      1,143,017        1,067,203
                                                 --------------      ---------        ---------      ---------      -----------
             Total liabilities and
                 shareholders' equity            $    3,421,995      3,294,313        2,958,030      2,907,744      $ 2,485,572
                                                 ==============      =========        =========      =========      ===========

                                                 --------------      ---------        ---------      ---------      -----------
BOOK VALUE PER SHARE                             $        26.30          25.30            26.29          26.42      $     24.79
                                                 ==============      =========        =========      =========      ===========

PLATINUM UNDERWRITERS HOLDINGS, LTD.
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME - SUMMARY (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                       Three Months Ended                    Twelve Months Ended
                                              ------------------------------------  ------------------------------------
                                              December 31, 2004  December 31, 2003  December 31, 2004  December 31, 2003
                                              -----------------  -----------------  -----------------  -----------------
REVENUES
  Net premiums earned                             $ 432,936         $ 277,817         $  1,447,935       $  1,067,527
  Net investment income                              26,242            15,231               84,532             57,645
  Net realized capital gains                            520                10                1,955              2,781
  Other income (loss)                                 1,074            (1,100)               3,211              3,343
                                                  ---------         ---------         ------------       ------------
   Total revenues                                   460,772           291,958            1,537,633          1,131,296
                                                  ---------         ---------         ------------       ------------
EXPENSES
  Losses and loss adjustment expenses               283,645           131,359            1,019,804            584,171
  Acquisition expenses                               94,935            78,723              327,821            251,226
  Other underwriting expenses                        10,053            17,575               53,137             69,528
  Corporate expenses                                  2,844             3,357               13,196             23,067
  Net foreign currency exchange losses (gains)         (399)           (3,341)                (725)               114
  Interest expense                                    2,316             2,342                9,268              9,492
                                                  ---------         ---------         ------------       ------------
   Total expenses                                   393,394           230,015            1,422,501            937,598
                                                  ---------         ---------         ------------       ------------
   Income before income tax expense                  67,378            61,943              115,132            193,698

Income tax expense                                   17,456            12,128               30,349             48,875
                                                  ---------         ---------         ------------       ------------
   NET INCOME                                     $  49,922         $  49,815         $     84,783       $    144,823
                                                  =========         =========         ============       ============
BASIC
  Weighted average shares outstanding                43,073            43,043               43,158             43,019
  Basic earnings per share                        $    1.16         $    1.16         $       1.96       $       3.37

DILUTED
  Weighted average shares outstanding                49,819            49,868               50,261             48,873
  Diluted earnings per share                      $    1.03         $    1.03         $       1.81       $       3.09

COMPREHENSIVE INCOME
  Net income                                      $  49,922         $  49,815         $     84,783       $    144,823
  Other comprehensive income (loss), net of tax      (4,193)           (7,815)              (6,521)             8,193
                                                  ---------         ---------         ------------       ------------
  Comprehensive income                            $  45,729         $  42,000         $     78,262       $    153,016
                                                  =========         =========         ============       ============

PLATINUM UNDERWRITERS HOLDINGS, LTD.
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME - BY QUARTER (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                     Three Months Ended
                                             -----------------------------------------------------------------------------------
                                             December 31, 2004 September 30, 2004 June 30, 2004 March 31, 2004 December 31, 2003
                                             ------------------- ------------------ ------------- -------------- ---------------
REVENUES
  Net premiums earned                            $  432,936         383,090           310,867        321,042      $     277,817
  Net investment income                              26,242          21,429            19,377         17,484             15,231
  Net realized capital gains (losses)                   520           2,262            (1,279)           452                 10
  Other income (loss)                                 1,074           1,021               605            511             (1,100)
                                                 ----------         -------           -------        -------      -------------
   Total revenues                                   460,772         407,802           329,570        339,489            291,958
                                                 ----------         -------           -------        -------      -------------

EXPENSES
  Losses and loss adjustment expenses               283,645         384,724           189,466        161,969            131,359
  Acquisition expenses                               94,935          81,271            62,694         88,921             78,723
  Other underwriting expenses                        10,053          12,234            15,045         15,804             17,575
  Corporate expenses                                  2,844           3,166             4,217          2,970              3,357
  Net foreign currency exchange losses (gains)         (399)           (628)            1,168           (866)            (3,341)
  Interest expense                                    2,316           2,322             2,324          2,306              2,342

                                                 ----------         -------           -------        -------      -------------
    Total expenses                                  393,394         483,089           274,914        271,104            230,015
                                                 ----------         -------           -------        -------      -------------
    Income (loss) before income tax expense
     (benefit)                                       67,378         (75,287)           54,656         68,385             61,943

Income tax expense (benefit)                         17,456          (5,535)            4,857         13,571             12,128
                                                 ----------         -------           -------        -------      -------------
    NET INCOME (LOSS)                            $   49,922         (69,752)           49,799         54,814      $      49,815
                                                 ==========         =======            ======         ======      =============

BASIC
  Weighted average shares outstanding                43,073          43,127            43,290         43,143             43,043
  Basic earnings per share                       $     1.16           (1.62)             1.15           1.27      $        1.16

DILUTED
  Weighted average shares outstanding                49,819          43,127            50,788         50,984             49,868
  Diluted earnings per share                     $     1.03           (1.62)             1.01           1.10      $        1.03

COMPREHENSIVE INCOME (LOSS)
  Net income (loss)                              $   49,922         (69,752)           49,799         54,814      $      49,815
  Other comprehensive income (loss), net of tax      (4,193)         31,007           (52,479)        19,144             (7,815)
                                                 ----------         -------           -------        -------      -------------
  Comprehensive income (loss)                    $   45,729         (38,745)           (2,680)        73,958      $      42,000
                                                 ==========         =======            ======         ======      =============

PLATINUM UNDERWRITERS HOLDINGS, LTD.
COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE - SUMMARY
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                              Three Months Ended                      Twelve Months Ended
                                                     ------------------------------------  ------------------------------------
                                                     December 31, 2004  December 31, 2003  December 31, 2004  December 31, 2003
                                                     -----------------  -----------------  -----------------  -----------------
EARNINGS:
        BASIC:
        Net income                                     $     49,922         $   49,815        $   84,783       $   144,823
                                                       ------------         ----------        ----------       -----------
        Net income available to common shareholders          49,922             49,815            84,783           144,823
                                                       ============         ==========        ==========       ===========

        DILUTED:
        Net income                                           49,922             49,815            84,783           144,823
        Effect of dilutive securities:
          Equity security units                               1,519              1,547             6,097             6,290

                                                       ------------         ----------        ----------       -----------
           Net income available to common shareholders $     51,441         $   51,362        $   90,880       $   151,113
                                                       ============         ==========        ==========       ===========

COMMON SHARES:
        BASIC:
        Weighted average shares outstanding                  43,073             43,043            43,158            43,019
                                                       ============         ==========        ==========       ===========

        DILUTED:
        Weighted average shares outstanding                  43,073             43,043            43,158            43,019
        Effect of dilutive securities:
          Share options                                       1,721              1,816             2,088               717
          Equity security units                               5,009              5,009             5,009             5,137
          Restricted stock units                                 16                  -                 6                 -

                                                       ------------         ----------        ----------       -----------
           Weighted average, as adjusted                     49,819             49,868            50,261            48,873
                                                       ============         ==========        ==========       ===========

EARNINGS PER SHARE:
        Basic                                          $       1.16         $     1.16        $     1.96       $      3.37
                                                       ============         ==========        ==========       ===========

        Diluted                                        $       1.03         $     1.03        $     1.81       $      3.09
                                                       ============         ==========        ==========       ===========

PLATINUM UNDERWRITERS HOLDINGS, LTD.
COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE - BY QUARTER
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                           Three Months Ended
                                             --------------------------------------------------------------------------------
                                              December          September          June             March         December
                                              31, 2004          30, 2004         30, 2004         31, 2004        31, 2003
                                             ----------         --------         --------         --------       ------------
EARNINGS:
        BASIC:
        Net income (loss)                    $   49,922          (69,752)         49,799            54,814       $     49,815
                                             ----------         --------         -------          --------       ------------
        Net income (loss) available
        to common shareholders                   49,922          (69,752)         49,799            54,814             49,815
                                             ==========         ========         =======          ========       ============

        DILUTED:
        Net income (loss)                        49,922          (69,752)         49,799            54,814             49,815
        Effect of dilutive securities:
         Equity security units                    1,519                -           1,530             1,522              1,547

                                             ----------         --------         -------          --------       ------------
          Net income (loss) available
           to common shareholders            $   51,441          (69,752)         51,329            56,336       $     51,362
                                             ==========         ========         =======          ========       ============

COMMON SHARES:
        BASIC:
        Weighted average shares
          outstanding                            43,073           43,127          43,290            43,143             43,043
                                             ==========         ========         =======          ========       ============

        DILUTED:
        Weighted average shares
         outstanding                             43,073           43,127          43,290            43,143             43,043
        Effect of dilutive securities:
         Share options                            1,721                -           2,416             2,759              1,816
         Equity security units                    5,009                -           5,009             5,009              5,009
         Restricted stock units                      16                -              73                73                  -

                                             ----------         --------         -------          --------       ------------
          Weighted average, as adjusted          49,819           43,127          50,788            50,984             49,868
                                             ==========         ========         =======          ========       ============

EARNINGS PER SHARE:
        Basic                                $     1.16            (1.62)           1.15              1.27       $       1.16
                                             ==========         ========         =======          ========       ============

        Diluted                              $     1.03            (1.62)           1.01              1.10       $       1.03
                                             ==========         ========         =======          ========       ============

PLATINUM UNDERWRITERS HOLDINGS, LTD.
FULLY CONVERTED BOOK VALUE PER SHARE
DECEMBER 31, 2004

                                                             Conversion               Conversion
                                                             Multiple /                 Amount         Shares     Book Value
                                                            Strike Price                ($000)          (000)     Per Share
                                                         -------------------         ------------     --------    --------
Book value as of December 31, 2004                                                   $ 1,133,003       43,087      $26.30
                                                                                     ------------     --------    --------

Equity Security Units:
 Ratio of conversion to common shares when common
  share market value is greater than $27.45 per share          0.9107                    137,500        5,009        0.11

Share options:
 Shareholder share options:
  St. Paul Travelers                                            27.00                          -          701       (0.35)
RenaissanceRe                                                   27.00                          -          292       (0.14)

 Management options (a)                                         23.15 (b)                 99,906        4,315       (0.26)

Directors share units                                                                          -           22       (0.01)

                                                                                     ------------     --------    -------
Fully converted book value as of December 31, 2004                                   $ 1,370,409       53,426     $ 25.65
                                                                                     ============     ========    =======

(a)   Excludes 220,000 options with a weighted average strike price of $31.60

(b) Weighted average strike price of options with a price below $31.10, the closing share price at December 31, 2004.

PLATINUM UNDERWRITERS HOLDINGS, LTD.
CONDENSED STATEMENTS OF CASH FLOWS - SUMMARY
($ IN THOUSANDS)

                                                             Three Months Ended                         Twelve Months Ended
                                                    --------------------------------------     ------------------------------------
                                                    December 31, 2004    December 31, 2003      December 31, 2004  December 31, 2003
                                                    -----------------    -----------------      -----------------  -----------------
NET CASH PROVIDED BY (USED IN) OPERATIONS              $    91,563       $     (23,804)            $    714,733     $   383,307

NET CASH USED IN INVESTING ACTIVITIES                     (103,703)            (11,422)                (595,478)       (546,763)

NET CASH USED IN FINANCING ACTIVITIES                         (310)             (2,766)                 (14,819)        (12,569)
                                                       -----------       -------------             ------------     -----------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS   $   (12,450)      $     (37,992)            $    104,436     $  (176,025)
                                                       ===========       =============             ============     ===========

PLATINUM UNDERWRITERS HOLDINGS, LTD.
CONDENSED STATEMENTS OF CASH FLOWS - BY QUARTER
($ IN THOUSANDS)

                                                                                  Three Months Ended
                                                     ------------------------------------------------------------------------------
                                                         December           September           June         March        December
                                                         31, 2004           30, 2004          30, 2004      31, 2004      31, 2003
                                                     ------------------     ---------         --------      --------    -----------
NET CASH PROVIDED BY (USED IN) OPERATIONS            $          91,563        186,228          216,227       220,715    $   (23,804)

NET CASH USED IN INVESTING ACTIVITIES                         (103,703)      (123,475)        (240,295)     (128,005)       (11,422)

NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES               (310)       (12,633)          (3,228)        1,352         (2,766)

                                                     -----------------       --------         --------      --------    -----------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS $         (12,450)        50,120          (27,296)       94,062    $   (37,992)
                                                     =================       ========         ========      ========    ===========

PLATINUM UNDERWRITERS HOLDINGS, LTD.
SEGMENT REPORTING
($ IN THOUSANDS)

                                           Three Months Ended December 31, 2004       Three Months Ended December 31, 2003
                                      -------------------------------------------- --------------------------------------------
                                      Property and                                 Property and
                                         Marine    Casualty Finite Risk    Total      Marine    Casualty Finite Risk   Total
                                      ------------ -------- ----------- ---------- ------------ -------- ----------- ----------
Net premiums written                  $  110,675   168,706    115,504  $ 394,885  $   74,540     92,995     55,957    $ 223,492

Net premiums earned                      131,712   186,929    114,295    432,936      90,505    101,195     86,117      277,817
                                      ----------   -------    -------  ---------  ----------    -------     ------      -------

Losses and loss adjustment expenses       64,510   124,621     94,514    283,645      34,653     67,347     29,359      131,359
Acquisition expenses                      18,869    45,884     30,182     94,935      13,420     26,062     39,241       78,723
Other underwriting expenses                6,547     3,107        399     10,053       7,355      6,835      3,385       17,575
                                      ----------   -------    -------  ---------  ----------    -------     ------      -------
    Total underwriting expenses           89,926   173,612    125,095    388,633      55,428    100,244     71,985      227,657
                                      ----------   -------    -------  ---------  ----------    -------     ------      -------
    Segment underwriting income
      (loss)                          $   41,786    13,317    (10,800)    44,303  $   35,077        951     14,132       50,160
                                      ----------   -------    -------  ---------  ----------    -------     ------      -------

Net investment income                                                     26,242                                         15,231
Net realized capital gains                                                   520                                             10
Net foreign currency exchange gains                                          399                                          3,341
Other income (loss)                                                        1,074                                         (1,100)
Corporate expenses                                                        (2,844)                                        (3,357)
Interest expense                                                          (2,316)                                        (2,342)

                                                                       ---------                                      ---------
    Income before income tax expense                                   $  67,378                                      $  61,943
                                                                       =========                                      =========

GAAP underwriting ratios:
    Loss and loss adjustment expense        49.0%     66.7%      82.7%      65.5%       38.3%      66.6%      34.1%        47.3%
    Acquisition expense                     14.3%     24.5%      26.4%      21.9%       14.8%      25.8%      45.6%        28.3%
    Other underwriting expense               5.0%      1.7%       0.3%       2.3%        8.1%       6.7%       3.9%         6.3%
                                      ----------   -------    -------  ---------  ----------    -------     ------    ---------
    Combined                                68.3%     92.9%     109.4%      89.7%       61.2%      99.1%      83.6%        81.9%
                                      ----------   -------    -------  ---------  ----------    -------     ------    ---------

Statutory underwriting ratios:

    Loss and loss adjustment expense        49.0%     66.7%      82.7%      65.5%       38.3%      66.6%      34.1%        47.3%
    Acquisition expense                     15.9%     23.7%      27.0%      22.5%       15.1%      26.1%      59.2%        30.7%
    Other underwriting expense               5.9%      1.8%       0.3%       2.5%        9.9%       7.3%       6.0%         7.9%
                                      ----------   -------    -------  ---------  ----------    -------     ------    ---------
    Combined                                70.8%     92.2%     110.0%      90.5%       63.3%     100.0%      99.3%        85.9%
                                      ----------   -------    -------  ---------  ----------    -------     ------    ---------

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.

The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:

   (1) Losses & loss adjustment expenses are divided by net premiums earned;

   (2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

   (3) Other underwriting expenses are divided by net premiums written .

PLATINUM UNDERWRITERS HOLDINGS, LTD.
SEGMENT REPORTING
($ IN THOUSANDS)

                                           Twelve Months Ended December 31, 2004        Twelve Months Ended December 31, 2003
                                      --------------------------------------------- --------------------------------------------
                                      Property and                                  Property and
                                         Marine    Casualty Finite Risk    Total       Marine    Casualty Finite Risk   Total
                                      ------------ -------- ----------- ----------- ------------ -------- ----------- ----------
Net premiums written                  $  504,439    677,399   464,175   $ 1,646,013  $ 352,908    474,000   345,234   $1,172,142
Net premiums earned                      485,135    611,893   350,907     1,447,935    355,556    391,170   320,801    1,067,527
                                      ----------    -------   -------   -----------  ---------    -------   -------   ----------
Losses and loss adjustment expenses      349,557    418,355   251,892     1,019,804    169,944    266,836   147,391      584,171
Acquisition expenses                      76,360    151,649    99,812       327,821     52,154    101,005    98,067      251,226
Other underwriting expenses               27,827     19,086     6,224        53,137     35,598     21,060    12,870       69,528
                                      ----------    -------   -------   -----------  ---------    -------   -------   ----------
    Total underwriting expenses       453,744    589,090   357,928     1,400,762    257,696    388,901   258,328      904,925
                                      ----------    -------   -------   -----------  ---------    -------   -------   ----------
    Segment underwriting income
      (loss)                          $   31,391     22,803    (7,021)       47,173  $  97,860      2,269    62,473      162,602
                                      ----------    -------   -------                ---------    -------   -------
Net investment income                                                         4,532                                       57,645
Net realized capital gains                                                    1,955                                        2,781
Net foreign currency exchange gains
 (losses)                                                                       725                                         (114)
Other income                                                                  3,211                                        3,343
Corporate expenses                                                          (13,196)                                     (23,067)
Interest expense                                                             (9,268)                                      (9,492)
                                                                        -----------                                   ----------
    Income before income tax expense                                    $   115,132                                   $  193,698
                                                                        ===========                                   ==========
GAAP underwriting ratios:
Loss and loss adjustment expense            72.1%      68.4%     71.8%         70.4%      47.8%      68.2%     45.9%        54.7%
Acquisition expense                         15.7%      24.8%     28.4%         22.6%      14.7%      25.8%     30.6%        23.5%
Other underwriting expense                   5.7%       3.1%      1.8%          3.7%      10.0%       5.4%      4.0%         6.5%
                                      ----------    -------   -------   -----------  ---------    -------   -------   ----------
Combined                                    93.5%      96.3%    102.0%         96.7%      72.5%      99.4%     80.5%        84.7%
                                      ----------    -------   -------   -----------  ---------    -------   -------   ----------
Statutory underwriting ratios:
    Loss and loss adjustment expense        72.1%      68.4%     71.8%         70.4%      47.8%      68.2%     45.9%        54.7%
    Acquisition expense                     16.2%      24.5%     29.5%         23.3%      14.4%      26.5%     30.2%        23.9%
    Other underwriting expense               5.5%       2.8%      1.3%          3.2%      10.1%       4.4%      3.7%         5.9%
                                      ----------    -------   -------   -----------  ---------    -------   -------   ----------
    Combined                                93.8%      95.7%    102.6%         96.9%      72.3%      99.1%     79.8%        84.5%
                                      ----------    -------   -------   -----------  ---------    -------   -------   ----------

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.

The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:

   (1) Losses & loss adjustment expenses are divided by net premiums earned;

   (2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

   (3) Other underwriting expenses are divided by net premiums written.

PLATINUM UNDERWRITERS HOLDINGS, LTD.
PROPERTY AND MARINE SEGMENT - BY QUARTER
($ IN THOUSANDS)

                                                                      Three Months Ended
                                      ------------------------------------------------------------------------------------------
                                      December 31, 2004   September 30, 2004  June 30, 2004  March 31, 2004    December 31, 2003
                                      -----------------   ------------------  -------------  --------------    -----------------
Net premiums written                   $      110,675         120,629            101,841        171,294         $      74,540
Net premiums earned                           131,712         135,430             99,928        118,065                90,505
                                       --------------         -------            -------        -------         -------------
Losses and loss adjustment expenses            64,510         195,495             40,974         48,578                34,653
Acquisition expenses                           18,869          20,834             14,905         21,752                13,420
Other underwriting expenses                     6,547           5,956              7,174          8,150                 7,355
                                       --------------         -------            -------        -------         -------------
  Total underwriting expenses                  89,926         222,285             63,053         78,480                55,428
                                       --------------         -------            -------        -------         -------------
  Segment underwriting income (loss)   $       41,786         (86,855)            36,875         39,585         $      35,077
                                       --------------         -------            -------        -------         -------------
GAAP underwriting ratios:
  Loss and loss adjustment expense               49.0%          144.4%              41.0%          41.1%                 38.3%
  Acquisition expense                            14.3%           15.4%              14.9%          18.4%                 14.8%
  Other underwriting expense                      5.0%            4.4%               7.2%           6.9%                  8.1%
                                       --------------         -------            -------        -------         -------------
   Combined                                      68.3%          164.2%              63.1%          66.4%                 61.2%
                                       --------------         -------            -------        -------         -------------
Statutory underwriting ratios:
  Loss and loss adjustment expense               49.0%          144.4%              41.0%          41.1%                 38.3%
  Acquisition expense                            15.9%           15.0%              16.2%          17.4%                 15.1%
  Other underwriting expense                      5.9%            4.9%               7.0%           4.8%                  9.9%
                                       --------------         -------            -------        -------         -------------
   Combined                                      70.8%          164.3%              64.2%          63.3%                 63.3%
                                       --------------         -------            -------        -------         -------------

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.

The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:

      (1) Losses & loss adjustment expenses are divided by net premiums earned;

      (2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

      (3)   Other underwriting expenses are divided by net premiums written.

PLATINUM UNDERWRITERS HOLDINGS, LTD.
CASUALTY SEGMENT - BY QUARTER
($ IN THOUSANDS)

                                                                              Three Months Ended
                                      ------------------------------------------------------------------------------------------
                                      December 31, 2004   September 30, 2004  June 30, 2004  March 31, 2004    December 31, 2003
                                      -----------------   ------------------  -------------  --------------    -----------------
Net premiums written                   $      168,706         171,967            112,761        223,965         $      92,995
Net premiums earned                           186,929         156,512            132,230        136,222               101,195
                                       --------------         -------            -------        -------         -------------
Losses and loss adjustment expenses           124,621         105,559             93,391         94,784                67,347
Acquisition expenses                           45,884          38,935             31,994         34,836                26,062
Other underwriting expenses                     3,107           5,617              5,305          5,057                 6,835
                                       --------------         -------            -------        -------         -------------
  Total underwriting expenses                 173,612         150,111            130,690        134,677               100,244
                                       --------------         -------            -------        -------         -------------
  Segment underwriting income          $       13,317           6,401              1,540          1,545         $         951
                                       --------------         -------            -------        -------         -------------
GAAP underwriting ratios:
  Loss and loss adjustment expense               66.7%           67.4%              70.6%          69.6%                 66.6%
  Acquisition expense                            24.5%           24.9%              24.2%          25.6%                 25.8%
  Other underwriting expense                      1.7%            3.6%               4.0%           3.7%                  6.7%
                                       --------------         -------            -------        -------         -------------
   Combined                                      92.9%           95.9%              98.8%          98.9%                 99.1%
                                       --------------         -------            -------        -------         -------------
Statutory underwriting ratios:
  Loss and loss adjustment expense               66.7%           67.4%              70.6%          69.6%                 66.6%
  Acquisition expense                            23.7%           24.7%              23.0%          25.6%                 26.1%
  Other underwriting expense                      1.8%            3.3%               4.7%           2.3%                  7.3%
                                       --------------         -------            -------        -------         -------------
   Combined                                      92.2%           95.4%              98.3%          97.5%                100.0%
                                       --------------         -------            -------        -------         -------------

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.

The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:

      (1) Losses & loss adjustment expenses are divided by net premiums earned;

      (2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

      (3)   Other underwriting expenses are divided by net premiums written.

PLATINUM UNDERWRITERS HOLDINGS, LTD.
Finite Risk Segment - by Quarter
($ in thousands)

                                                               Three Months Ended
                                          ---------------------------------------------------------------
                                          December 31,  September 30,   June 30,  March 31,  December 31,
                                              2004          2004          2004      2004        2003
                                          ------------  ------------    --------  ---------  ------------
Net premiums written                      $    115,504       147,899     115,925     84,847  $     55,957

Net premiums earned                            114,295        91,148      78,709     66,755        86,117
                                          ------------  ------------    --------  ---------  ------------

Losses and loss adjustment expenses             94,514        83,670      55,101     18,607        29,359
Acquisition expenses                            30,182        21,502      15,795     32,333        39,241
Other underwriting expenses                        399           661       2,567      2,597         3,385
                                          ------------  ------------    --------  ---------  ------------
  Total underwriting expenses                  125,095       105,833      73,463     53,537        71,985

                                          ------------  ------------    --------  ---------  ------------
  Segment underwriting (loss) income      $    (10,800)      (14,685)      5,246     13,218  $     14,132
                                          ------------  ------------    --------  ---------  ------------


GAAP underwriting ratios:
  Loss and loss adjustment expense                82.7%         91.8%       70.0%      27.9%         34.1%
  Acquisition expense                             26.4%         23.6%       20.1%      48.4%         45.6%
  Other underwriting expense                       0.3%          0.7%        3.3%       3.9%          3.9%
                                          ------------  ------------    --------  ---------  ------------
   Combined                                      109.4%        116.1%       93.4%      80.2%         83.6%
                                          ------------  ------------    --------  ---------  ------------

Statutory underwriting ratios:

  Loss and loss adjustment expense                82.7%         91.8%       70.0%      27.9%         34.1%
  Acquisition expense                             27.0%         27.3%       23.1%      45.3%         59.2%
  Other underwriting expense                       0.3%          0.4%        2.2%       3.1%          6.0%
                                          ------------  ------------    --------  ---------  ------------
   Combined                                      110.0%        119.5%       95.3%      76.3%         99.3%
                                          ------------  ------------    --------  ---------  ------------

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned. The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:

      (1) Losses & loss adjustment expenses are divided by net premiums earned;

      (2) Acquisition expenses are divided by net premium

      (3) Other underwriting expenses are divided by net premiums written.

PLATINUM UNDERWRITERS HOLDINGS, LTD.
NET PREMIUM WRITTEN - SUPPLEMENTAL INFORMATION
($ IN THOUSANDS)

                                                        Three Months Ended                  Twelve Months Ended
                                                   ----------------------------        ----------------------------
                                                   December 31,    December 31,        December 31,    December 31,
                                                       2004            2003               2004             2003
                                                   ------------    ------------        ------------    ------------
Property and Marine:

  Excess-of-loss                                   $     77,905    $     44,876        $    366,184    $    224,715
  Proportional                                           32,770          29,664             138,255         128,193
                                                   ------------    ------------        ------------    ------------
   Subtotal Property and Marine                         110,675          74,540             504,439         352,908
                                                   ------------    ------------        ------------    ------------
Casualty:

  Excess-of-loss                                        145,845          74,703             593,752         389,992
  Proportional                                           22,861          18,292              83,647          84,008
                                                   ------------    ------------        ------------    ------------
   Subtotal Casualty                                    168,706          92,995             677,399         474,000
                                                   ------------    ------------        ------------    ------------
Finite Risk:

  Excess-of-loss                                        106,957          41,036             270,629         250,634
  Proportional                                            8,547          14,921             193,546          94,600
                                                   ------------    ------------        ------------    ------------
   Subtotal Finite Risk                                 115,504          55,957             464,175         345,234
                                                   ------------    ------------        ------------    ------------
Total:

  Excess-of-loss                                        330,707         160,615           1,230,565         865,341
  Proportional                                           64,178          62,877             415,448         306,801
                                                   ------------    ------------        ------------    ------------
   TOTAL                                           $    394,885    $    223,492        $  1,646,013    $  1,172,142
                                                   ============    ============        ============    ============

                                                        Three Months Ended                  Twelve Months Ended
                                                   ----------------------------        ----------------------------
                                                   December 31,    December 31,        December 31,    December 31,
                                                       2004            2003                2004             2003
                                                   ------------    ------------        ------------    ------------
Property and Marine:

  United States                                    $     79,508     $    57,513        $    320,506    $    211,324
  International                                          31,167          17,027             183,933         141,584
                                                   ------------     -----------        ------------    ------------
   Subtotal Property and Marine                         110,675          74,540             504,439         352,908
                                                   ------------     -----------        ------------    ------------
Casualty:

  United States                                         157,966          92,094             601,878         436,789
  International                                          10,740             901              75,521          37,211
                                                   ------------     -----------        ------------    ------------
   Subtotal Casualty                                    168,706          92,995             677,399         474,000
                                                   ------------     -----------        ------------    ------------
Finite Risk:

  United States                                         102,448          38,671             428,024         264,473
  International                                          13,056          17,286              36,151          80,761
                                                   ------------     -----------        ------------    ------------
   Subtotal Finite Risk                                 115,504          55,957             464,175         345,234
                                                   ------------     -----------        ------------    ------------
Total:

  United States                                         339,922         188,278           1,350,408         912,586
  International                                          54,963          35,214             295,605         259,556
                                                   ------------     -----------        ------------    ------------
   TOTAL                                           $    394,885     $   223,492        $  1,646,013    $  1,172,142
                                                   ============     ===========        ============    ============

PLATINUM UNDERWRITERS HOLDINGS, LTD.
PREMIUMS BY LINE OF BUSINESS
($ IN THOUSANDS)

                                                         Three Months Ended December 31, 2004   Three Months Ended December 31, 2003
                                                         ------------------------------------   ------------------------------------
                                                          Gross          Net           Net       Gross         Net           Net
                                                         Premiums      Premiums      Premiums   Premiums     Premiums      Premiums
                                                         Written       Written        Earned    Written      Written        Earned
                                                         --------      --------      --------   --------     --------      --------
Property and Marine:

   North American Property Proportional                  $ 14,092        14,092      $ 12,833   $  9,902        9,902      $  7,575
   North American Property Catastrophe                     21,126        21,349        22,222     14,093       11,320         9,810
   North American Property Risk                            24,087        21,537        21,728     18,602       18,601        21,224
   Other Property                                          22,531        22,530        27,765     17,687       17,687        17,402
   Marine / Aviation Proportional                           2,300         2,300         2,335      1,875        1,875         1,567
   Marine / Aviation Excess                                10,945        11,170        11,104      9,952        8,093        12,741
   International Property Proportional                      2,008         2,008         4,337        276          276         2,456
   International Property Catastrophe                      11,715        13,334        24,709      8,565        5,068        14,378
   International Property Risk                              2,355         2,355         4,679      1,718        1,718         3,352
                                                         --------      --------      --------   --------     --------      --------
     Subtotal                                             111,159       110,675       131,712     82,670       74,540        90,505
                                                         --------      --------      --------   --------     --------      --------

Casualty:

   Clash                                                    8,053         8,053         7,563      5,983        5,983         4,043
   1st $ GL                                                 9,569         9,569        10,215     10,778       10,779         8,024
   1st $ Other                                                795           795           796        805          805           569
   Casualty Excess                                        113,048       113,048       110,443     64,914       64,913        67,262
   Accident & Health                                       18,952        18,952        31,578      9,614        9,614        16,831
   International Casualty                                   7,077         7,077         8,268      3,916        3,916         3,112
   International Motor                                       (571)         (490)        5,025     (3,115)      (3,015)        1,354
   Financial Lines                                         11,702        11,702        13,041          -            -             -
                                                         --------      --------      --------   --------     --------      --------
     Subtotal                                             168,625       168,706       186,929     92,895       92,995       101,195
                                                         --------      --------      --------   --------     --------      --------

Finite Risk:

   Finite Property                                         21,265        21,265        21,269     17,863       17,863        35,097
   Finite Casualty                                         76,054        76,054        68,572      3,394        3,394           645
   Finite Accident & Health                                18,185        18,185        24,454     34,700       34,700        50,375
                                                         --------      --------      --------   --------     --------      --------
Subtotal                                                  115,504       115,504       114,295     55,957       55,957        86,117

                                                         --------      --------      --------   --------     --------      --------
     TOTAL                                               $395,288       394,885      $432,936   $231,522      223,492      $277,817
                                                         ========      ========      ========   ========      =======      ========

PLATINUM UNDERWRITERS HOLDINGS, LTD.
PREMIUMS BY LINE OF BUSINESS
($ IN THOUSANDS)

                                        Twelve Months Ended December 31, 2004   Twelve Months Ended December 31, 2003
                                        -------------------------------------   -------------------------------------
                                           Gross         Net         Net           Gross         Net          Net
                                         Premiums     Premiums     Premiums      Premiums     Premiums     Premiums
                                          Written      Written      Earned        Written     Written       Earned
                                        -----------   ---------   -----------   -----------   ---------   -----------
Property and Marine:
  North American Property Proportional  $    59,250      59,250   $    55,127   $    38,705      38,705   $    37,919
  North American Property Catastrophe        71,817      67,357        66,745        45,145      34,953        33,898
  North American Property Risk               94,051      90,652        84,302        64,374      64,373        66,543
  Other Property                            103,610     103,247       105,748        73,291      73,291        70,697
  Marine / Aviation Proportional              9,399       9,399         8,036         6,062       6,062         4,934
  Marine / Aviation Excess                   51,575      51,941        46,033        50,836      47,964        47,742
  International Property Proportional        17,924      17,924        17,756        10,350      10,350        12,979
  International Property Catastrophe         92,789      87,616        84,422        77,406      65,314        68,916
  International Property Risk                17,053      17,053        16,966        11,895      11,896        11,928
                                        -----------   ---------   -----------   -----------   ---------   -----------
     Subtotal                               517,468     504,439       485,135       378,064     352,908       355,556
                                        -----------   ---------   -----------   -----------   ---------   -----------

Casualty:
  Clash                                      26,588      26,588        27,274        20,973      20,973        19,264
  1st $ GL                                   29,719      29,719        30,354        29,268      29,268        19,917
  1st $ Other                                 2,876       2,876         2,572         2,155       2,155         1,837
  Casualty Excess                           423,047     423,047       387,410       320,933     320,932       264,266
  Accident & Health                          96,516      96,516        83,340        63,461      63,461        56,195
  International Casualty                     36,802      36,802        25,085        16,883      16,883        12,211
  International Motor                        17,064      16,316        22,413        21,502      20,328        17,480
  Financial Lines                            45,535      45,535        33,445             -           -             -
                                        -----------   ---------   -----------   -----------   ---------   -----------
     Subtotal                               678,147     677,399       611,893       475,175     474,000       391,170
                                        -----------   ---------   -----------   -----------   ---------   -----------

Finite Risk:
  Finite Property                            65,163      65,163        71,647       101,114     101,114        93,730
  Finite Casualty                           294,365     294,365       160,361        24,120      24,120        21,029
  Finite Accident & Health                  104,647     104,647       118,899       220,000     220,000       206,042
                                        -----------   ---------   -----------   -----------   ---------   -----------
     Subtotal                               464,175     464,175       350,907       345,234     345,234       320,801

                                        -----------   ---------   -----------   -----------   ---------   -----------
     TOTAL                              $ 1,659,790   1,646,013   $ 1,447,935   $ 1,198,473   1,172,142   $ 1,067,527
                                        ===========   =========   ===========   ===========   =========   ===========

PLATINUM UNDERWRITERS HOLDINGS, LTD.
COMPANY RATIOS, SHARE DATA, RATINGS

                                                               As of and for the Three Months Ended
                                     ---------------------------------------------------------------------------------------
                                     December 31, 2004  September 30, 2004  June 30, 2004  March 31, 2004  December 31, 2003
                                     -----------------  ------------------  -------------  --------------  -----------------
GAAP Basis Ratios %:

  Combined (%)                               89.7%              124.8%             85.9%          83.1%             81.9%

  Debt to Total Capital (%)                  10.8%               11.2%             10.8%          10.7%             11.4%

  Net Premiums Written (Annualized)
    to Shareholders' Equity                  1.39                1.62              1.16           1.68              0.84

Share Data:
  Book Value Per Share                  $   26.30           $   25.30         $   26.29      $   26.42         $   24.79

  Common Shares Outstanding (000's)        43,087              43,018            43,279         43,268            43,054

  Market Price Per Share:*
    High                                $   31.10           $   30.90         $   33.50      $   34.02         $   32.05
    Low                                     27.30               27.70             30.20          29.86             26.80
    Close                               $   31.10           $   29.28         $   30.43      $   32.05         $   30.00

Industry Ratings:
  A.M. Best                                     A                   A                 A              A                 A

Supplemental Data:
  Total Employees                             159                 164               158            156               155

* Based on closing prices during the periods

PLATINUM UNDERWRITERS HOLDINGS, LTD.
INVESTMENT PORTFOLIO
($ IN THOUSANDS)

                                                                          Weighted                       Weighted
                                                                           Average                       Average
                                                       December 31, 2004  Book Yield  December 31, 2003  Book Yield
                                                       -----------------  ----------  -----------------  ----------
Fixed Maturities:
   US Government and US Government agencies            $           4,203        2.3%  $           5,032        2.5%
   Tax exempt municipal bonds                                    215,251        3.0%             92,044        3.0%
   Corporate bonds                                             1,158,797        4.2%          1,103,100        3.9%
   Mortgage and asset-backed securities                          511,069        4.9%            268,375        4.9%
   Foreign governments and foreign corporate bonds               347,206        4.7%            205,905        4.5%
                                                       -----------------              -----------------
       Total Bonds                                             2,236,526        4.3%          1,674,456        4.1%
   Redeemable Preferred Stock                                      3,676        5.8%              3,682        6.0%
                                                       -----------------              -----------------
       TOTAL FIXED MATURITIES                          $       2,240,202        4.3%  $       1,678,138        4.1%
                                                       =================              =================

                                                              December 31, 2004              December 31, 2003
                                                       -----------------------------  -----------------------------
                                                           Amount         % of Total        Amount       % of Total
                                                       -----------------  ----------  -----------------  ----------
Credit Quality of Investment Grades:*
   Aaa                                                 $         764,002       34.1%  $         435,282       25.9%
   Aa                                                            447,071       20.0%            317,274       18.9%
   A                                                             909,403       40.6%            853,276       50.9%
   Baa                                                           119,726        5.3%             72,306        4.3%
                                                       -----------------  ----------  -----------------  ---------
       TOTAL                                           $       2,240,202      100.0%  $       1,678,138      100.0%
                                                       =================  ==========  =================  =========

Credit Quality:
       Weighted average credit quality     Aa3                              Aa3

* Rated using external rating agencies (Moody's).
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality, Baa - Investment Grade)

PLATINUM UNDERWRITERS HOLDINGS, LTD.
INVESTMENT PORTFOLIO - NET REALIZED CAPITAL GAINS (LOSSES)
($ IN THOUSANDS)

                                                                Three Months Ended                    Twelve Months Ended
                                                       ------------------------------------   ------------------------------------
                                                       December 31, 2004  December 31, 2003   December 31, 2004  December 31, 2003
                                                       -----------------  -----------------   -----------------  -----------------
Net realized capital gains (losses):
   United States                                       $              67  $            (101)  $            (512) $             491
   United Kingdom                                                    151                 70                 275                173
   Bermuda                                                           302                 41               2,192              2,117
                                                       -----------------  -----------------   -----------------  -----------------
    TOTAL                                              $             520  $              10   $           1,955  $           2,781
                                                       =================  =================   =================  =================

PLATINUM UNDERWRITERS HOLDINGS, LTD.
LOSS ANALYSIS
($ IN THOUSANDS)

                                                          ANALYSIS OF LOSSES AND LOSS EXPENSES INCURRED
                                           ----------------------------------------------------------------------------------------
                                                Twelve Months Ended December 31, 2004      Twelve Months Ended December 31, 2003
                                           ----------------------------------------------  ----------------------------------------
                                                                                Paid to                                   Paid to
                                             Gross       Ceded        Net      Incurred %    Gross    Ceded      Net     Incurred %
                                           -----------  --------  -----------  ----------  -----------------  ---------  ----------
Paid                                       $   381,402       643  $   380,759       37.3%  $ 144,863     484  $ 144,379       24.7%
Change in unpaid losses and loss expenses      635,756    (3,289)     639,045                444,793   5,001    439,792
                                           -----------  --------  -----------              ---------  ------  ---------
    Losses and loss expenses incurred      $ 1,017,158    (2,646) $ 1,019,804              $ 589,656   5,485  $ 584,171
                                           -----------  --------  -----------              ---------  ------  ---------

                                                          ANALYSIS OF UNPAID LOSSES AND LOSS ADJUSTMENT EXPENSES
                                           ----------------------------------------------------------------------------------------
                                                       December 31, 2004                             December 31, 2003
                                           ----------------------------------------------  ----------------------------------------
                                              Gross*      Ceded       Net*         %        Gross      Ceded    Net          %
                                           -----------  --------  -----------  ----------  -----------------  ---------  ----------
Outstanding losses and loss expenses       $   229,454       449  $   229,005       16.6%  $  95,192   1,540  $  93,652       12.8%
Incurred but not reported                    1,151,501     1,279    1,150,222       83.4%    641,742   3,476    638,266       87.2%
                                           -----------  --------  -----------  ---------   -----------------  ---------  ---------
    Unpaid losses and loss expenses        $ 1,380,955     1,728  $ 1,379,227      100.0%  $ 736,934   5,016  $ 731,918      100.0%
                                           -----------  --------  -----------  ---------   -----------------  ---------  ---------

* Includes effects of foreign currency exchange rate movements of $8,264

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